

BB&T

TARGETED PERFORMANCE

RICKY BROWN
Banking Network Manager

2006 Analyst Conference
February 14, 2006



AGENDA

- Community Banking
- Metrics by State
- Performance Variation
- Performance Trends
- Organic Growth Strategies
  - De novo branching
  - Sales
  - Service

COMMUNITY BANKING

- Concept is the foundation for local decision making
- Allows personal, responsive, reliable and empathetic client service
- Advantaged over a community bank because we have resources of a large organization
  - Better trained employees
  - More sophisticated technology
  - Superior products

BB&T


BB&T Community Banks

BRANCHES BY STATE

STATE	# OF OFFICES	# OF CITIES	# OF COUNTIES
NC	334	195	75
SC	99	56	24
VA	404	200	80
DC	9	1	
MD	127	80	19
GA	119	79	51
KY	92	38	25
WV	80	49	26
TN	47	30	14
AL	2	2	1
IN	1	1	1
FL	90	54	26
TOTAL	1,404	785	342

ORGANIZATIONAL CHART

RICKY BROWN
Banking Manager

12 GROUP/STATE PRESIDENTS

24 REGIONAL PRESIDENTS

- CITY EXECUTIVES
- BUSINESS BANKING MANAGER
- PRIVATE BANKING MANAGER
- REGIONAL MORTGAGE MANAGER
- REGIONAL BRANCH OPERATIONS MANAGER
- REGIONAL SALES COORDINATOR
- SENIOR CREDIT OFFICER
- RETAIL BANKING MANAGER

CORPORATE BANKER

GROUP/STATE PRESIDENTS

- Mission
  - To assume a leadership role in defining, shaping, and delivering the client and employee experience of BB&T that results in double digit revenue growth.
- Administrative role
  - Reduce Banking Manager's direct reports
  - Provide leadership for Regional Presidents

GROUP/STATE PRESIDENTS

- Leadership role
  - Learn and demonstrate the expectations important to the client and the employee
  - Integrate expectations and knowledge learned with other areas of the bank
  - Proactively define and influence strategic initiatives
  - Actively execute the developed strategic initiatives
- Acts as Regional President in designated region

REGIONAL PRESIDENTS

- Chief integrator, coach and leader
- Sales and service manager of all client segments
  - Private Banking
    - $250,000 - $1,000,000 income producing assets
    - 1.23% of total retail households
  - Core Retail
    - All other retail households
    - Segmented into 5 Life Stage Segments
    - 98.6% of total retail households

REGIONAL PRESIDENTS

- Corporate Business
  - Segment qualifications (any of the following)
    - Sales >$50MM
    - Loans $10MM+
    - Deposits $2.5MM+
  - 1% of total business households
- Commercial Business
  - Segment qualifications (any of the following)
    - Sales $5MM - $50MM
    - Loans $1M - $10MM
    - Deposits $250K - $2.5MM
  - 3% of total business households

REGIONAL PRESIDENTS

- Small Business
  - Segment qualifications (any of the following)
    - Sales $500K - $5MM
    - Loans $100K - $1MM
    - Deposits $100K - $250K
    - Business DDA > $50K
  - 19% of total business households
- Micro Business
  - All other business households
  - 77% of total business households

NEW PARTNERSHIP

BETWEEN BANKING NETWORK, MARKETING AND OPERATIONS


SALES
BANKING NETWORK
OPERATIONS
SERVICE

NEW PARTNERSHIP ROLES

- Marketing
  - Sales and service support
- Operations
  - Process support for sales and service
- Banking Network
  - Client sales and service delivery

CHANNEL MANAGEMENT

- The Banking Network does not stand alone
- Growing more dependent on:
  - Call Center direct calling and fulfillment
  - E-Banking/Online Banking improved capabilities
  - ATM Network and its expanded capabilities



METRICS BY STATE

REGIONS BY STATE KEY

- NORTH CAROLINA
  - Triangle
  - Western
  - Triad
  - Charlotte Metro
  - Southeast
  - Eastern
  - South Central
  - Northeast
- SOUTH CAROLINA
  - Upstate
  - Midlands
  - Coastal
- VIRGINIA
  - Hampton Roads
  - Blue Ridge
  - Virginia South Central
  - Central Virginia
  - Southwest Virginia
- WEST VIRGINIA
  - West Virginia Central
  - West Virginia North
- TENNESSEE
  - East Tennessee

REGIONS BY STATE KEY

- MARYLAND
  - Baltimore
  - Chesapeake
- D.C.
  - Washington, D.C.
  - Fairfax
  - Battlefield
- FLORIDA
  - Gulf Coast
  - North Florida
  - East Florida
- GEORGIA
  - North Atlanta
  - South Atlanta
  - Mid-South
  - North Georgia
- KENTUCKY
  - Louisville Metro
  - Western Kentucky
  - Central Kentucky

TOTAL DEPOSITS

Dollars in Millions (Banking Network = 63,812)



CORE STATES
NEW STATES
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
17,853
10,317
9,505
4,926
4,803
4,264
3,834
3,538
3,327
1,447
NC
VA
DC
GA
SC
WV
MD
KY
FL
TN

TOTAL DEPOSITS PER FTE

Dollars in Thousands (Banking Network Average = 4,590)



7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,498
4,808
4,749
4,602
4,601
4,162
3,978
3,941
3,851
3,152
CORE STATES
NEW STATES
DC
NC
WV
MD
SC
VA
FL
KY
GA
TN

DEPOSIT PRODUCTION PER SELLING FTE PER MONTH

Dollars in Thousands (Banking Network Average = 182)



312
214
207
193
191
169
163
161
154
139
300
250
200
150
100
50
0
CORE STATES
NEW STATES
DC
FL
KY
SC
GA
NC
MD
WV
TN
VA



TOTAL LOANS
Dollars in Millions (Banking Network = 52,248)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
CORE STATES
NEW STATES
18,003
6,912
5,756
5,285
4,718
2,757
2,616
2,351
2,326
1,523
NC
VA
GA
DC
SC
WV
FL
MD
KY
TN

TOTAL LOANS PER FTE

Dollars in Thousands (Banking Network Average = 3,758)



5,000
4,000
3,000
2,000
1,000
0
4,848
4,520
4,500
3,613
3,319
3,128
3,070
2,823
2,789
2,591
CORE STATES
NEW STATES
NC
SC
GA
DC
TN
FL
WV
MD
VA
KY

GROSS COMMERCIAL LOAN PRODUCTION PER LENDER PER MONTH Dollars in Thousands (Banking Network Average = 3,068)


4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,742
3,441
3,377
3,112
3,022
2,873
2,763
2,577
2,418
2,020
NC
SC
WV
GA
DC
VA
TN
KY
MD
FL
CORE STATES
NEW STATES

NUMBER OF COMMERCIAL LOANS PRODUCED PER LENDER PER MONTH (Banking Network Average = 5.85)



CORE STATES
NEW STATES
10
9
8
7
6
5
4
3
2
1
0
9.33
9.27
6.63
6.14
5.45
5.30
4.24
3.16
2.67
2.18
SC
NC
TN
WV
VA
KY
GA
FL
MD
DC

GROSS SMALL BUSINESS LOAN PRODUCTION PER LENDER PER MONTH Dollars in Thousands (Banking Network Average = 509)



700
600
500
400
300
200
100
0
696
619
609
554
460
451
412
364
351
331
SC
TN
VA
NC
GA
DC
WV
MD
KY
FL
CORE STATES
NEW STATES

NUMBER OF SMALL BUSINESS LOANS PRODUCED PER LENDER PER MONTH (Banking Network Average = 3.04)



5
4
3
2
1
0
4.47
4.45
3.49
3.30
3.19
2.63
2.14
1.86
1.67
0.93
CORE STATES
NEW STATES
WV
NC
SC
VA
TN
KY
MD
FL
GA
DC

RETAIL LOAN PRODUCTION PER LENDER PER MONTH

Dollars in Thousands (Banking Network Average = 394)



500
400
300
200
100
0
496
490
439
390
371
349
303
301
297
286
CORE STATES
NEW STATES
NC
DC
SC
FL
WV
MD
VA
GA
TN
KY

NUMBER OF RETAIL LOANS PRODUCED PER LENDER PER MONTH (Banking Network Average = 7.8)



CORE STATES
NEW STATES
11
10
9
8
7
6
5
4
3
2
1
0
10.4
9.7
8.5
8.1
6.9
6.8
6.2
6.1
6.0
5.3
WV
NC
SC
KY
VA
GA
DC
TN
MD
FL

MORTGAGE LOAN PRODUCTION PER LENDER PER MONTH

Dollars in Thousands (Banking Network Average = 1,341)


2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
CORE STATES
NEW STATES
2,118
1,668
1,434
1,390
1,254
1,244
1,194
1,038
826
567
DC
NC
FL
SC
WV
MD
VA
TN
GA
KY

NUMBER OF MORTGAGE LOANS PRODUCED PER LENDER PER MONTH (Banking Network Average = 6.6)


10
9
8
7
6
5
4
3
2
1
0
9.3
9.1
6.5
6.4
6.4
6.1
6.1
5.3
4.5
4.1
WV
NC
FL
SC
TN
VA
DC
MD
GA
KY
CORE STATES
NEW STATES

NET REVENUE PER FTE

Dollars in Thousands (Banking Network Average = 340)



500
400
300
200
100
0
417
411
388
330
316
304
278
242
234
232
CORE STATES
NEW STATES
NC
DC
SC
GA
WV
MD
VA
KY
TN
FL

NET REVENUE PER BRANCH

Dollars in Thousands (Banking Network Average = 3,362)


5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
4,510
4,358
4,308
3,462
3,432
2,531
2,401
2,336
2,152
1,992
CORE STATES
NEW STATES
NC
DC
SC
WV
GA
MD
VA
KY
FL
TN

EFFICIENCY RATIO

(Banking Network = 40.41%)



60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
CORE STATES
NEW STATES
34.90%
36.22%
37.46%
42.07%
42.43%
43.57%
44.64%
49.58%
52.06%
56.70%
DC
NC
SC
WV
GA
VA
MD
KY
TN
FL

RETURN ON EQUITY

(Banking Network = 30.58%)



40.00%
30.00%
20.00%
10.00%
0.00%
CORE STATES
NEW STATES
36.15%
34.57%
32.55%
30.71%
30.42%
28.87%
25.96%
21.91%
19.88%
17.13%
DC
NC
SC
MD
VA
WV
GA
KY
TN
FL



PERFORMANCE VARIATION

CORE REGIONS
VS
NEW REGIONS

RETAIL LOAN PRODUCTION PER LENDER PER MONTH
(Dollars in Thousands)



500
400
300
200
100
0
346
483
394
New
Core
Banking Network

MORTGAGE LOANS CLOSED PER LENDER PER MONTH
(Dollars in Thousands)



2,000
1,500
1,000
500
0
1,229
1,598
1,341
New
Core
Banking Network

SMALL BUSINESS LOANS CLOSED PER LENDER PER MONTH
(Dollars in Thousands)



600
500
400
300
200
100
0
460
581
509
New
Core
Banking Network

COMMERCIAL LOANS CLOSED PER LENDER PER MONTH
(Dollars in Thousands)



3,500
3,000
2,500
2,000
1,500
1,000
500
0
2,757
3,674
3,068
New
Core
Banking Network

NET REVENUE PER FTE
(Dollars in Thousands)



400
300
200
100
0
303
410
340
New
Core
Banking Network

5+ SERVICES HOUSEHOLDS



35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
23.61%
33.51%
27.39%
New
Core
Banking Network

NET REVENUE PER BRANCH
(Dollars in Thousands)



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2,863
4,466
3,362
New
Core
Banking Network

RETURN ON EQUITY



35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
28.30%
34.13%
30.58%
New
Core
Banking Network



PERFORMANCE TRENDS

NEW REGION IMPROVEMENT

(Excluding Florida)

NEW REGION IMPROVEMENT

NET REVENUE PER BRANCH
(Dollars in Thousands)



3,000
2,500
2,000
1,500
1,000
500
0
63.5%
1,795
2,576
2,936
2003
2004
2005

NON-INTEREST INCOME PER BRANCH
(Dollars in Thousands)



800
600
400
200
0
39.3%
556
695
774
2003
2004
2005

NEW REGION IMPROVEMENT

NET REVENUE PER FTE (Dollars in Thousands)



350
300
250
200
150
100
50
0
52.5%
203
262
310
2003
2004
2005

RETURN ON EQUITY



30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
31.6%
22.40%
24.76%
29.48%
2003
2004
2005



ORGANIC GROWTH STRATEGIES

DE NOVO BRANCHING

DE NOVO BRANCHING

- Commitment
  - 50 de novo branches initiated in 2005
  - 60 de novo branches to be initiated in 2006
- De novo branch leadership established
  - High level leadership (Banking Network, Marketing, and Facilities)
  - Centralized coordination
- Investment in market research staff and tools

DE NOVO BRANCHING

- Customized marketing plans
- Specialized training program
- Additional incentives
  - Two year program
- Land banking
  - Capture premium sites early and at lower prices
  - Jump start on due diligence and permitting
- Master broker partnership

DE NOVO BRANCHING

- Fast track builders
  - To market faster
  - To market cheaper
- Prototype branches
  - 3,900 square feet
  - 7 teller stations, 7 offices, 2 lobby positions, 3 to 5 drive-thru lanes (includes 1 ATM lane)
- Track results
  - Ensure accountability

DE NOVO PROGRAM PILOT

- 7 de novos opened in 2004
  - Atlanta Market
  - Limited success
- Implemented new process in 2005
  - Regional/branch leadership
  - Team selection
  - Special incentives
  - Marketing program

DE NOVO PROGRAM PILOT

- Five elements of de novo branch success
  - Hire the right Financial Center Manager
  - Regional leadership/ownership and intense focus
  - Promotional products
  - Promotional activities (pre-opening, at opening, post-opening)
  - Special incentives
- Success in 2005
  - Deposits grew $17+ million per branch
  - Most branches non-dilutive by year end

2005-2006 DE NOVO MARKETS

STATE	2005	2006	LAND	TOTAL
Florida	18	22	19	59
Georgia	13	5*	4	22
North Carolina	6	9	5	20
Washington, D.C.	0	5	5	10
South Carolina	5	4	0	9
Maryland	3	2	2	7
Virginia	2	3	0	5
Tennessee	0	3	0	3
Kentucky	2	1	0	3
Indiana (Louisville)	1	0	0	1
Wildcards	0	6	0	6
TOTAL	50	60	35	145

* Lower due to pending merger with Main Street Banks



ORGANIC GROWTH STRATEGIES

SALES FOCUS

ORGANIC GROWTH

Recommitment to excellent sales management by Regional Presidents and their staffs

Commercial Bank

- Adopted the Consultative Sales and Retention Model focusing us to:
  - Become the trusted advisor
  - Deepen relationship management
  - Increase value to the client

CONSULTATIVE SALES PROCESS

"The Five Buckets"

- CAPITAL FORMATION
- CASH MANAGEMENT
- EMPLOYEE BENEFITS
- RISK MANAGEMENT
- PERSONAL FINANCIAL NEEDS

ORGANIC GROWTH

- Rolled out with training
  - BOTB I (Best of the Best) training in 2005
  - Re-commitment with BOTB II training in 2006


Consultative Sales & Retention Process
Identify client and prospect market
Determine contact frequency
Schedule contacts
Prepare for the call
Contact Management
Resolve client problems
Proactively service clients
Respond promptly to client needs
Client Retention
Integrated Relationship Management
Identify IRM Partners
Create IRM Partnership Agreements
Execute IRM Partnership Agreements
Call Execution
WARM UP AND BUILD TRUST
Close and determine next steps
Identify and present solutions
Prioritize needs
Discuss current financial relationship and explore future needs
Expand knowledge of company
Warm up and build trust
OVERCOME OBJECTIONS

Consultative Sales & Retention Leadership Process



Hire the right people
Instill Beliefs
Establish expectations and performance metrics
Benchmark/ Identify strengths and weaknesses
Provide formal and informal coaching
Recognize stellar performance/ Deal with poor performers
Coaching
Managing Your Sales Team
Integrated Relationship Management
Identify IRM Partners
Facilitate development of IRM Partnership Agreements
Ensure execution
Conduct Monday Sales Meeting
Encourage team members daily
Hold Friday Debrief
Decathlon Sales Week
Sales Process Management
Inspect Revenue-Generating Behaviors
Ensure responsiveness
Review execution of servicing activities
Ensure problem resolution effectiveness
Client Retention

ORGANIC GROWTH

<u>Retail Bank</u>

- Adopted "Store Ownership"-- the Financial Center Manager is the owner/leader
- Five "Store Ownership" traits
  - Own the market
  - Own the client and client experience
  - Own the team (coaching and leadership)
  - Own the processes and compliance
  - Own the economics

ORGANIC GROWTH

- Optimize the branch
  - Cross-sell at every interaction with the client
  - Develop micro-business client strategy
  - Cross-training and cross functionality
  - Integrate core retail, micro and small business into the branch
- Support all client segments
- Build relationship value through a series of exceptional transactions

ORGANIC GROWTH

INTEGRATED RELATIONSHIP MANAGEMENT


RETAIL BANKING
WEALTH MANAGEMENT
BUSINESS BANKING
CLIENT & RELATIONSHIP MANAGER
MORTGAGE BANKING
CORPORATE BANKING
COMMERCIAL BANKING
BOARD MEMBERS
FINANCIAL SERVICES

OTHER ORGANIC GROWTH STRATEGIES

- BB&T@Work
- Free Checking (Personal and Small Business)
- Advertising
- Student market
- Emerging markets (Hispanic/ethnic)
- Small Business initiative
- Micro Business strategy
- Enhanced emphasis on deposits

"RAP"

RETENTION / ACQUISITION / PENETRATION

- Converted 26,789 households to 5+ services households in 2005
- Net new transaction accounts per branch improved from -0.99 accounts in 2004 to 5.46 in 2005
- New household cross-sell ratio of 2.6 services
- Overall household cross-sell ratio of 3.5 services

DECATHLON PROCESS

- Monday sales meeting
  - Create, move and close
  - Pipeline management
- Daily "quick start"
- Thursday PCE (Perfect Client Experience) service meeting
- Friday sales week debrief



ORGANIC GROWTH STRATEGIES

SERVICE FOCUS

SERVICE EXCELLENCE

- Service differentiation creates value

$$V = \frac{Q}{P}$$

- Quality differentiation must be real

$Q =$
- Reliable
- Responsive
- Empathetic
- Competent

} **SERVICE**

SERVICE EXCELLENCE

- Improved CSM (Client Service Measurement) Program
- Mystery shopping
  - 15,637 shops in 2005
  - 86% overall score in 2005
  - 31% perfect scores in 2005
- Problem resolution
- PCE (Perfect Client Experience)



BB&T BANKING NETWORK

FOCUSED ON TARGETING IMPROVED PERFORMANCE

BB&T

Moments to Momentum

THE MOMENTUM IS BUILDING



BB&T BANKING NETWORK

QUESTIONS

&

ANSWERS